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                   AMENDED AND RESTATED TRADEMARK AGREEMENT


          THIS AMENDED AND RESTATED TRADEMARK AGREEMENT (this "Agreement"), dated as of February __, 1997, among PEN-TAB INDUSTRIES, INC., a Delaware corporation ("Pen-Tab"), PEN-TAB HOLDINGS, INC. (formerly known as Pen-Tab Industries, Inc.), a Virginia corporation (the "Parent"; together with Pen-Tab, the "Grantors" and individually a "Grantor"), and BANK OF AMERICA ILLINOIS (the "Bank"), having its main banking house at 231 South LaSalle Street, Chicago, Illinois 60697.

                             W I T N E S S E T H :
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          WHEREAS, the Grantors are party to a certain Assignment and Assumption
Agreement, dated as of the date hereof (the "Assignment and Assumption Agreement") and consented to by the Bank, whereby Pen-Tab assumed all of the Liabilities (as such term is defined in the Existing Loan and Security Agreement referred to below) and all of the LC Obligations (as such term is defined in the Existing Reimbursement Agreement referred to below) from the Parent under the Existing Loan and Security Agreement and the Existing Reimbursement Agreement;

          WHEREAS, Pen-Tab (as assignee of the Parent pursuant to the Assignment and Assumption Agreement) and the Bank are parties to that certain Amended and Restated Loan and Security Agreement, dated as of March 24, 1995 (as amended and modified prior to the date hereof, the "Existing Loan and Security Agreement"), whereby the Bank made certain revolving loans to and issued certain letters of credit for the account of Pen-Tab (as assignee of the Parent pursuant to the Assignment and Assumption Agreement);

          WHEREAS, Pen-Tab (as assignee of the Pledgor pursuant to the Assignment and Assumption Agreement) and the Bank are parties to that certain Reimbursement Agreement, dated as of April 1, 1995 (as amended and modified prior to the date hereof, the "Existing Reimbursement Agreement"), whereby the Bank issued an irrevocable letter of credit for the account of Pen-Tab;

          WHEREAS, Pen-Tab (as assignee of the Parent pursuant to the Assignment and Assumption Agreement) and the Bank are parties to that certain Trademark Assignment Agreement, dated as of March 24, 1995 (as amended and modified prior to the date hereof, the "Existing Trademark Agreement"), whereby Pen-Tab (as assignee of the Parent pursuant to the Assignment and Assumption Agreement) granted the Bank a security interest in its Collateral (as such term is defined in the Existing Trademark Agreement);
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          WHEREAS, the Grantors have entered into a Second Amended and Restated
Loan and Security Agreement, dated as of the date hereof (together with all amendments and other modifications, if any, from time to time made thereto, the "Loan Agreement"; capitalized terms not otherwise defined herein are used herein as defined in the Loan Agreement), with the Bank amending and restating the Existing Loan Agreement;

          WHEREAS, the Grantors have entered into an Amended and Restated Reimbursement Agreement, dated as of the date hereof (together with all amendments and other modifications, if any, from time to time made thereto, the "Reimbursement Agreement"), with the Bank amending and restating the Existing Reimbursement Agreement; and

          WHEREAS, as a condition precedent to the making of the Revolving Loans and the issuance of the Letters of Credit under the Loan Agreement and the continuance of the Letter of Credit under the Reimbursement Agreement, the Grantors are required to execute and deliver this Agreement, in amendment and restatement of the Existing Trademark Agreement, and to grant to the Bank a continuing security interest in all of the Collateral (as defined below) to secure all the Liabilities and LC Obligations (as defined in the Reimbursement Agreement; together with the Liabilities, collectively, the "Secured Liabilities").

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Bank to make Revolving Loans to and issue Letters of Credit pursuant to the Loan Agreement, and to continue the Letter of Credit under the Reimbursement Agreement, the Grantors agree, for the benefit of the Bank, as follows:

          SECTION 1.  Definitions.  Unless otherwise defined herein or the
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context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Loan Agreement.

          SECTION 2.  Grant of Security Interest.  For good and valuable
                      --------------------------
consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Liabilities, the Grantors do hereby pledge and grant to the Bank a security interest in and to the following property (the "Collateral"), whether now or hereafter existing or acquired;

               (a) all right, title and interest in and to all of the Grantors' registered and unregistered trademarks, service marks, trade names, designs, logos, indicia, and/or other source and/or business identifiers and the goodwill of the business relating to any and all of the foregoing,

                                      -2-
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          all of Grantors' rights in such properties owned by others and any registrations or applications therefor, which, in the case of applications or registrations, are now or hereafter issued by or filed with the United States Patent and Trademark Office, with any similar office or agency of any state, territory or possession of the United States or any similar office or agency of any other countries or, if not so filed, are otherwise used in the United States, any state, territory or possession thereof or any other country, including, without limitation, the marks, names, logos, indicia, trademark registrations and trademark applications listed on Schedule I attached
                                                             ----------
          hereto and made a part hereof (the "Trademark Collateral"); and

               (b) all General Intangibles (as defined in the Loan Agreement) that are related to the Trademark Collateral.

          SECTION 3.  Security Agreement.  This Agreement has been executed and
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delivered by the Grantors for the purpose of recording the security interest of the Bank in the Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Bank under the Loan Agreement and Reimbursement Agreement. The Loan Agreement and the Reimbursement Agreement (and all rights and remedies of the Bank thereunder) shall remain in full force and effect in accordance with its terms.

          SECTION 4.  Release of Security Interest.  Upon payment in full of all
                      ----------------------------
the Secured Liabilities and the termination of all Commitments (as such term is defined in the Loan Agreement and the Reimbursement Agreement), the Bank shall, at the Grantors' expense, execute and deliver to the Grantors all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Collateral which has been granted hereunder.

          SECTION 5.  Acknowledgment.  The Grantors do hereby further
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acknowledge and affirm that the rights and remedies of the Bank with respect to the security interest in the Collateral granted hereby are more fully set forth in the Loan Agreement and Reimbursement Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

          SECTION 6.  Loan Document, etc.  This Agreement is a Loan Document
                      ------------------
executed pursuant to the Loan Agreement and

                                      -3-
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Reimbursement Agreement and shall (unless otherwise expressly indicated herein)
be construed, administered and applied in accordance with the terms and provisions of the Loan Agreement and Reimbursement Agreement.

          SECTION 7.  Counterparts.  This Agreement may be executed by the
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parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

          SECTION 8.  Reaffirmation and Restatement. This Agreement constitutes
                      -----------------------------
an amendment and restatement of the Existing Trademark Agreement and the Debt evidenced and/or secured by the Existing Loan and Security Agreement is continuing Debt, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Debt evidenced by or referred to under the Existing Trademark Agreement, or to release or otherwise adversely affect any Lien, mortgage or security interest securing such Debt or any rights the Bank against any guarantor, surety or other party primarily or secondarily liable for such Debt.

                            [Signature Page Follows]

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      IN WITNESS WHEREOF, the Grantors have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                              PEN-TAB INDUSTRIES, INC., a Delaware corporation



                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________


                              PEN-TAB HOLDINGS, INC. (FORMERLY KNOWN AS
                              PEN-TAB INDUSTRIES, INC.)


                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________